MASSMUTUAL PREMIER FUNDS

Supplement dated October 3, 2005 to the

Prospectus dated March 1, 2005

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements to the Prospectus. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements similar information found in the section titled, About the Investment Adviser and Sub-Advisers regarding Robert K. Baumbach and Paul S. Szczygiel:

Christopher M. Crooks

is a portfolio manager of the Small Company Opportunities Fund. Mr. Crooks, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than eleven years of investment experience. Prior to joining Babson Capital in 2003, Mr. Crooks was a Managing Director at Commerce Capital Markets where he worked as an analyst.

Steven A. Dray

is a portfolio manager of Small Company Opportunities Fund. Mr. Dray, a Managing Director of Babson Capital, is a Chartered Financial Analyst with over nine years of investment experience. Prior to joining Babson Capital in 2001, he was with Strong Capital Management for five years where he worked as an analyst and then as an associate portfolio manager.

Daniel J. Goldfarb

is a portfolio manager of the Small Company Opportunities Fund. Mr. Goldfarb, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 19 years of investment experience. Prior to joining Babson Capital in 1995, he served as a research analyst with Wilmington Trust.

Paul S. Szczygiel and Robert K. Baumbach remain portfolio managers of the Small Company Opportunities Fund. On October 31, 2005, they will relinquish all portfolio management duties and serve until the end of the year in a consultative role.

The following information replaces similar information found in the section titled, About the Investment Adviser and Sub-Advisers:

Marc Baylin

is a co-portfolio manager of the Capital Appreciation Fund. Mr. Baylin, a Chartered Financial Analyst, is a Vice President of OFI. Prior to joining OFI in September 2005, he was a Managing Director and lead portfolio manager on a large-cap growth strategy at JP Morgan Asset Management for three years. Prior to that, he was with T. Rowe Price Associates for nearly ten years.

Rajeev Bhaman

is the portfolio manager of the Global Fund. Mr. Bhaman, a Chartered Financial Analyst, has been a Vice President of OFI since 1996. Prior to joining the Global Equity Investment team at OFI in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales.

William L. Wilby

is a Senior Vice President of OFI, and is a co-portfolio manager of the Capital Appreciation Fund. Mr. Wilby, a Chartered Financial Analyst with over 22 years of asset management experience, has been with OFI since 1994 and also manages other funds for OFI. Before joining OFI in 1991, Mr. Wilby was an International Investment Strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, he was a Managing Director and Portfolio Manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an International Pension Manager. Before beginning his Portfolio Management career, Mr. Wilby was an International Financial Economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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